PROSPECTUS October 18, 2021, as supplemented June 22, 2022

BITO	Bitcoin Strategy ETF

ProShares Bitcoin Strategy ETF is listed on NYSE Arca (“Exchange”).
Neither the Securities and Exchange Commission, the Commodity Futures Trading Commission, nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

PROSHARES TRUSTDistributor: SEI Investments Distribution Co.

TABLE OF CONTENTS
3	Summary Section
4	Bitcoin Strategy ETF
9	Investment Objective, Principal Investment Strategies and Related Risks
20	Management of ProShares Trust
22	Determination of NAV
22	Distributions
22	Dividend Reinvestment Services
22	Taxes
25	Financial Highlights

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Summary Section

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Investment Objective
ProShares Bitcoin Strategy ETF (the “Fund”) seeks capital appreciation. There can be no assurance that the Fund will achieve its investment objective.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.95%
1
“Other Expenses” are estimated.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years
$97	$303
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund seeks to provide capital appreciation primarily through managed exposure to bitcoin futures contracts. The Fund does not invest directly in bitcoin.
Bitcoin is a digital asset, sometimes referred to as a digital currency or “cryptocurrency.” The ownership and operation of bitcoin is determined by participants in an online, peer-to-
peer network sometimes referred to as the “Bitcoin Network”. The Bitcoin Network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin Network. This is commonly referred to as the Bitcoin Protocol (and is described in more detail in the section entitled “The Bitcoin Protocol” in the Fund’s Prospectus).
The value of bitcoin is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate trading of bitcoin. Ownership and transaction records for bitcoin are protected through public-key cryptography. The supply of bitcoin is determined by the Bitcoin Protocol. No single entity owns or operates the Bitcoin Network. The Bitcoin Network is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “miners”), (2) developers who propose improvements to the Bitcoin Protocol and the software that enforces the protocol and (3) users who choose which version of the bitcoin software to run. From time to time, the developers suggest changes to the bitcoin software. If a sufficient number of users and miners elect not to adopt the changes, a new digital asset, operating on the earlier version of the bitcoin software, may be created. This is often referred to as a “fork.” The price of the bitcoin futures contracts in which the Fund invests may reflect the impact of these forks.
While the Fund seeks to invest primarily in bitcoin futures contracts, the Fund also may invest in other instruments as described below.
•Bitcoin Futures Contracts – Standardized, cash-settled bitcoin futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”). Currently, the only such contracts are traded on, or subject to the rules of, the Chicago Mercantile Exchange (“CME”). The Fund seeks to invest in cash-settled, front-month bitcoin futures. The Fund may also invest in back-month, cash-settled bitcoin futures contracts. Front-month bitcoin futures contracts are those contracts with the shortest time to maturity. Back-month bitcoin futures contracts are those with longer times to maturity.
The Fund expects to gain exposure by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands and advised by ProShare Advisors. Because the Fund intends to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to invest no more than 25% of the Fund’s total assets in the subsidiary at each quarter end of the Fund’s tax year. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information. References to investments by the Fund should be read to mean investments by either the Fund or the subsidiary.

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•Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.
•Borrowing – The Fund seeks to engage in reverse repurchase agreements, a form of borrowing, and use the proceeds for investment purposes.
The Fund does not take temporary defensive positions. The Fund will generally hold its bitcoin futures contracts during periods in which the value of bitcoin or bitcoin futures are flat or declining as well as during periods in which the value of bitcoin or bitcoin futures is rising. In order to maintain its exposure to bitcoin futures contracts, the Fund must sell its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This is often referred to as “rolling” a futures contract. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the Fund will sell the expiring contract at a relatively lower price and buy a longer-dated contract at a relatively higher price.
Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the Fund will sell the expiring contract at a relatively higher price and buy a longer-dated contract at a relatively lower price.
The Fund is classified as non-diversified, which means it has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. The Fund does not invest in, or seek direct exposure to, the current “spot” or cash price of bitcoin. Investors seeking direct exposure to the price of bitcoin should consider an investment other than the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
The principal risks described below are intended to provide information about the factors likely to have a significant adverse impact on the Fund’s returns and consequently the value of an investment in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk.
Bitcoin and bitcoin futures are relatively new investments. They are subject to unique and substantial risks, and historically, have been subject to significant price volatility. The value of an investment in the Fund could decline significantly and without warning, including to zero. You may lose the full value of your investment within a single day. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.The performance of bitcoin futures contracts and therefore the performance of the Fund may differ significantly from the performance of bitcoin.
•Investment Strategy Risk – The Fund invests in bitcoin futures contracts and other instruments that provide exposure to bitcoin futures. The Fund does not invest directly in or hold bitcoin. The price of bitcoin futures should be expected to differ from the current cash price of bitcoin, which is sometimes referred to as the “spot” price of bitcoin. Consequently, the performance of the Fund should be expected to perform differently from the spot price of bitcoin. These differences could be significant.
•Market and Volatility Risk – The prices of bitcoin and bitcoin futures have historically been highly volatile. The value of the Fund’s investments in bitcoin futures – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.
•Liquidity Risk — The market for the bitcoin futures contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of bitcoin futures, which could decrease the correlation between the performance of bitcoin futures and a “spot” price of bitcoin.
•Bitcoin Futures Risk – The market for bitcoin futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the bitcoin futures market has grown substantially since bitcoin futures commenced trading, there can be no assurance that this growth will continue. The price for bitcoin

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futures contracts is based on a number of factors, including the supply of and the demand for bitcoin futures contracts. Market conditions and expectations, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for bitcoin futures contracts.
Market conditions and expectations, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors may also limit the Fund’s ability to achieve its desired exposure to bitcoin futures contracts. If the Fund is unable to achieve such exposure it may not be able to meet its investment objective and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like bitcoin futures may be considered aggressive and may expose the Fund to significant risks. These risks include counterparty risk and liquidity risk.
The performance of bitcoin futures contracts and bitcoin may differ and may not be correlated with each other, over short or long periods of time. The performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of bitcoin. To the extent the Fund is invested in back-month bitcoin future contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the spot prices of bitcoin.
•Bitcoin Futures Capacity Risk – If the Fund’s ability to obtain exposure to bitcoin futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the bitcoin futures market, a disruption to the bitcoin futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC, the Fund may not be able to achieve its investment objective and may experience significant losses.
In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain exposure to bitcoin futures contracts will cause the Fund’s performance to deviate from the performance of bitcoin and bitcoin futures. Additionally, the ability of the Fund to obtain exposure to bitcoin futures contracts is limited by certain tax rules that limit the amount the Fund can invest in its wholly-owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.
•Cost of Futures Investment Risk – As discussed above, when a bitcoin futures contract is nearing expiration, the Fund will “roll” the futures contract, which means it will gener ally sell such contract and use the proceeds to buy a bitcoin futures contract with a later expiration date. When rolling futures contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling bitcoin futures is typically substantially higher than the price difference associated with rolling other futures contracts. Bitcoin futures have historically experienced extended periods of contango. Contango in the bitcoin futures market may have a significant adverse impact on the performance of the Fund and may cause bitcoin futures and the Fund to underperform spot bitcoin. Both contango and backwardation would reduce the Fund’s correlation to spot bitcoin and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month futures contracts.
•Bitcoin Risk – Bitcoin is a relatively new innovation and the market for bitcoin is subject to rapid price swings, changes and uncertainty. The further development of the Bitcoin Network and the acceptance and use of bitcoin are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Bitcoin Network or the acceptance of bitcoin may adversely affect the price of bitcoin. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact bitcoin trading venues. Additionally, if one or a coordinated group of miners were to gain control of 51% of the Bitcoin Network, they would have the ability to manipulate transactions, halt payments and fraudulently obtain bitcoin. A significant portion of bitcoin is held by a small number of holders sometimes referred to as “whales”. These holders have the ability to manipulate the price of bitcoin. Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, bitcoin and bitcoin trading venues are largely unregulated. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote bitcoin in a way that artificially increases the price of bitcoin). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of bitcoin trading venues have been closed due to fraud, failure or security breaches. Investors in bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Legal or regulatory changes may negatively impact the operation of the Bitcoin Network or restrict the use of bitcoin. The realization of any of these risks could result in a decline in the acceptance of bitcoin and consequently a reduction in the value of bitcoin, bitcoin futures, and the Fund. Finally, the creation of a “fork” (as described above) or a substantial

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giveaway of bitcoin (sometimes referred to as an “air drop”) may result in significant and unexpected declines in the value of bitcoin, bitcoin futures, and the Fund.
•Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure, and leverage on an aggregate basis with the Subsidiary.
•Borrowing Risk – The Fund may borrow for investment purposes using reverse repurchase agreements. The cost of borrowing may reduce the Fund’s return. Borrowing may cause a Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund.
•Counterparty Risk — Investing in derivatives and repurchase agreements involves entering into contracts with third parties (i.e., counterparties). The use of derivatives and repurchase agreements involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.
The counterparty to a listed futures contract is the derivatives clearing organization for the listed future. The listed future is held through an FCM acting on behalf of the Fund. Consequently, the counterparty risk on a listed futures contract is the creditworthiness of the FCM and the exchange’s clearing corporation.
•Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”). This means it has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
•Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the sec ondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.
•Authorized Participant Risk — The Fund has a limited number of financial institutions that act as Authorized Participants or market markers. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and other Authorized Participants are not willing or able to create and redeem Fund shares, investors may experience a significantly diminished trading market and the shares may trade at a discount to NAV.
•Cash Purchases and Redemption Risk — The Fund expects to effect all of its creations and redemption in cash rather than in-kind. Cash purchases and redemptions may increase transaction costs. The relatively high costs associated with obtaining exposure to bitcoin futures contracts, particularly near contract expiration, may have a significant adverse impact on the performance of the Fund. Additionally, cash purchases and redemptions may cause the Fund to recognize a gain or loss.
•Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares are halted, investors may be temporarily unable to trade shares of the Fund.
•Active Management Risk — The Fund is actively managed and its performance reflects the investment decisions that ProShare Advisors makes for the Fund. ProShare Advisors’ judgments about the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results,

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the Fund could underperform other market segments and funds with a similar investment objective and/or strategies.
•New Fund Risk — The Fund recently commenced operations, has a limited operating history, and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that an active trading market for the Fund’s shares will develop or be maintained, or that the Fund’s shares’ listing will continue unchanged.
•Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Tax Risk” in the Statement of Additional Information for more information.
•Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, pursuant to procedures established by the Board of Trustees of the Fund, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.
Please see “Investment Objective, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and George Banian, Portfolio Manager, have jointly and primarily managed the Fund since October 2021 and March 2022, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for cash in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Funds (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about a Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually.

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Investment Objective, Principal Investment Strategies and Related Risks

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This section contains additional details about the Fund’s investment objective, principal investment strategies and related risks.
Investment Objective
The Fund seeks capital appreciation.
The Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees (“Board”), without the approval of Fund shareholders.
Principal Investment Strategies
The Fund seeks to provide capital appreciation primarily through managed exposure to bitcoin futures contracts. The Fund does not invest directly in bitcoin.
In seeking to achieve the Fund’s investment objective, ProShare Advisors LLC (“ProShare Advisors” or the “Advisor”) takes into consideration, among other things, the relative liquidity of and costs associated with bitcoin futures contracts as well as regulatory requirements imposed by the Securities and Exchange Commission, the CFTC, the listing exchanges and the Internal Revenue Service. The Fund generally seeks to remain fully invested at all times in investments that, in combination, provide exposure to bitcoin futures without regard to market conditions, trends, or direction.
The Fund does not take temporary defensive positions. The Fund will generally hold its bitcoin-related investments during periods in which the value bitcoin and bitcoin futures are flat or declining as well as during periods in which the value of bitcoin and bitcoin futures are rising. For example, if the Fund’s bitcoin-related investments are declining in value, the Fund generally will not exit its positions except as needed to meet redemption requests.
Bitcoin
Bitcoin is a digital asset which serves as the unit of account on an open-source, decentralized, peer-to-peer computer network. Bitcoin may be used to pay for goods and services, stored for future use, or converted to a government-issued currency. As of the date of this Prospectus, the adoption of bitcoin for these purposes has been limited. The value of bitcoin is not backed by any government, corporation, or other identified body.
The value of bitcoin is determined in part by the supply of (which is limited), and demand for, bitcoin in the markets for exchange that have been organized to facilitate the trading of bitcoin. By design, the supply of bitcoin is limited to 21 million bitcoins. As of the date of this Prospectus, there are approximately 19 million bitcoins in circulation.
Bitcoin is maintained on the decentralized, open source, peer-to-peer computer network (the “Bitcoin Network”). No single entity owns or operates the Bitcoin Network. The Bitcoin Network is accessed through software and governs bitcoin’s creation and movement. The source code for the Bitcoin Network, often referred to as the Bitcoin Protocol, is open-source, and anyone can contribute to its development.
The Bitcoin Network
The infrastructure of the Bitcoin Network is collectively maintained by participants in the Bitcoin Network, which include miners, developers, and users. Miners validate transactions and are currently compensated for that service in bitcoin. Developers maintain and contribute updates to the Bitcoin Network’s source code often referred to as the Bitcoin Protocol. Users access the Bitcoin Network using open-source software. Anyone can be a user, developer, or miner.
Bitcoin is maintained on a digital transaction ledger commonly known as a “blockchain.” A blockchain is a type of shared and continually reconciled database, stored in a decentralized manner on the computers of certain users of the digital asset and is protected by cryptography. The Bitcoin Blockchain contains a record and history for each bitcoin transaction.
New bitcoin is created by “mining.” Miners use specialized computer software and hardware to solve a highly complex mathematical problem presented by the Bitcoin Protocol. The first miner to successfully solve the problem is permitted to add a block of transactions to the Bitcoin Blockchain. The new block is then confirmed through acceptance by a majority of users who maintain versions of the blockchain on their individual computers. Miners that successfully add a block to the Bitcoin Blockchain are automatically rewarded with a fixed amount of bitcoin for their effort plus any transaction fees paid by transferors whose transactions are recorded in the block. This reward system is the means by which new bitcoin enter circulation and is the mechanism by which versions of the blockchain held by users on a decentralized network are kept in consensus.
The Bitcoin Protocol
The Bitcoin Protocol is an open source project with no official company or group in control. Anyone can review the underlying code and suggest changes. There are, however, a number of individual developers that regularly contribute to a specific distribution of bitcoin software known as the “Bitcoin Core.” Developers of the Bitcoin Core loosely oversee the development of the source code. There are many other compatible versions of the bitcoin software, but Bitcoin Core is the most widely adopted and currently provides the de facto standard for the Bitcoin Protocol. The core developers are able to access, and can alter, the Bitcoin Network source code and, as a result, they are responsible for quasi-official releases of updates and other changes to the Bitcoin Network’s source code.
However, because bitcoin has no central authority, the release of updates to the Bitcoin Network’s source code by the core developers does not guarantee that the updates will be automatically adopted by the other participants. Users and miners

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must accept any changes made to the source code by downloading the proposed modification and that modification is effective only with respect to those bitcoin users and miners who choose to download it. As a practical matter, a modification to the source code becomes part of the Bitcoin Network only if it is accepted by participants that collectively have a majority of the processing power on the Bitcoin Network.
If a modification is accepted by only a percentage of users and miners, a division will occur such that one network will run the pre-modification source code and the other network will run the modified source code. Such a division is known as a “fork.”
Bitcoin Futures
A futures contract is a standardized contract traded on, or subject to the rules of, an exchange to buy or sell a specified type and quantity of a particular underlying asset at a designated price. Futures contracts are traded on a wide variety of underlying assets, including bitcoin, bonds, interest rates, agricultural products, stock indexes, currencies, digital assets, energy, metals, economic indicators and statistical measures. The contract unit (i.e., the total amount of the underlying asset referenced in each futures contract) and calendar term of futures contracts on a particular underlying asset are identical and are not subject to any negotiation, other than with respect to price and the number of contracts traded between the buyer and seller. Futures contracts expire on a designated date, referred to as the “expiration date.”
The Fund generally deposits cash (also known as “margin”) with an FCM for its open positions in futures contracts. The margin requirements, position limits, and accountability levels may be based on the notional exposure (i.e., the total dollar value of exposure the Fund has to the asset that underlies the futures contract) of the futures contracts or the number of futures contracts purchased. The FCM, in turn, generally transfers such deposits to the clearing house to protect the clearing house against non-payment by the Fund. “Variation Margin” is the amount of cash that each party agrees to pay to or receive from the other to reflect the daily fluctuation in the value of the futures contract. The clearing house becomes substituted for each counterparty to a futures contract and, in effect, guarantees performance. In addition, the FCM may require the Fund to deposit additional collateral in excess of the clearing house’s requirements for the FCM’s own protection. Margin requirements for CME Bitcoin Futures are substantially higher than margin requirements for many other types of futures contracts.
CME Bitcoin Futures commenced trading on the CME Globex electronic trading platform on December 17, 2017 under the ticker symbol “BTC”. CME Micro Bitcoin Futures commenced trading on the CME Globex electronic trading platform on May 3, 2021 under the ticker symbol “MBT“. CME Bitcoin Futures and CME Micro Bitcoin Futures are cash-settled in U.S. dollars, based on the final settlement value of the CME CF Bitcoin Reference Rate (“BRR”).
Rolling of the Bitcoin Futures
Futures contracts expire on a designated date, referred to as the “expiration date.” The Fund generally seeks to invest in “front month” CME Bitcoin futures contracts, but may also obtain exposure to bitcoin futures contracts by investing in back month, cash-settled bitcoin futures contracts. “Front month” contracts are the monthly contracts with the nearest expiration date. Back-month bitcoin futures contracts are those with longer times to maturity. CME Bitcoin Futures are cash settled on their expiration date unless they are “rolled” prior to expiration. The Fund intends to “roll” its CME Bitcoin Futures prior to expiration. Typically, the Fund will roll to the contract with the next nearest expiration date.
Investment in the Cayman Subsidiary
The Fund expects to gain exposure to bitcoin futures contracts by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, the ProShares Bitcoin Strategy Portfolio (the “Portfolio”). The Portfolio will be managed and advised by ProShare Advisors and overseen by the Portfolio’s board of directors.
Equity Securities of Bitcoin-Related Companies
If the Fund is unable to obtain the desired exposure to bitcoin futures contracts because it is approaching or has exceeded position limits or because of liquidity or other constraints, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. This may include, among other things, investing in equity securities of “bitcoin-related companies.” For these purposes, bitcoin-related companies are companies listed on a U.S. stock exchange that the Advisor believes provide returns that generally correspond, or are closely related, to the performance of bitcoin or bitcoin futures. For example, the Fund may invest in U.S. listed companies engaged in digital asset mining or offering digital asset trading platforms.
Please see “Principal Investment Strategies” in the Fund’s Summary Prospectus for more detail about the instruments in which the Fund invests.
Additional Information Regarding Principal Risks
Like all investments, investing in the Fund entails risks. The factors most likely to have a significant impact on the Fund’s portfolio are called “principal risks.” The principal risks for the Fund are described in the Fund’s Summary Prospectus and additional information regarding certain of these risks, as well as information related to other potential risks to which the Fund may be subjected, is provided below. The principal risks are intended to provide information about the factors likely to have a significant adverse impact on the Fund’s returns and consequently the value of an investment in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The Statement of Additional Information (“SAI”) contains additional information about the Fund, investment strategies and

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related risks. The Fund may be subject to other risks in addition to those identified as principal risks.
•Bitcoin and Bitcoin Futures Risk – Investments linked to bitcoin can be highly volatile compared to investments in traditional securities and the Fund may experience sudden and large losses. The markets for bitcoin and bitcoin futures may become illiquid. These markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events, wars, acts of terrorism, natural disasters (including disease, epidemics and pandemics) and changes in interest rates or inflation rates. An investor should be prepared to lose the full principal value of their investment suddenly and without warning.
A number of factors impact the price and market for bitcoin and bitcoin futures.
○Supply and demand for bitcoin – It is believed that speculators and investors who seek to profit from trading and holding bitcoin currently account for a significant portion of bitcoin demand. Such speculation regarding the potential future appreciation in the price of bitcoin may artificially inflate or deflate the price of bitcoin. Market fraud and/or manipulation and other fraudulent trading practices such as the intentional dissemination of false or misleading information (e.g., false rumors) can, among other things, lead to a disruption of the orderly functioning of markets, significant market volatility, and cause the value of bitcoin futures to fluctuate quickly and without warning.
○Supply and demand for bitcoin futures contracts – The price for bitcoin futures contracts is based on a number of factors, including the supply of and the demand for bitcoin futures contracts. Market conditions and expectations, position limits and accountability levels, collateral requirements, the availability of counterparties and other factors each can impact the supply of and demand for bitcoin futures contracts. Recently, increased demand paired with supply constraints and other factors caused bitcoin futures to trade at a significant premium to the “spot” price of bitcoin. Demand, including demand resulting from the purchase, or anticipated purchase, of futures contracts by the Fund or other entities may increase that premium, perhaps significantly. It is not possible to predict when such conditions will arise or whether or for how long such conditions would continue. To the extent the Fund purchases futures contracts at a premium and the premium declines, the value of an investment in the Fund also should be expected to decline.
○Adoption and use of bitcoin – The continued adoption of bitcoin will require growth in its usage as a means of payment. Even if growth in bitcoin adoption continues in the near or medium-term, there is no assurance that bitcoin usage will continue to grow over the long-term. A con traction in the use of bitcoin may result in a lack of liquidity, increased volatility in and a reduction to the price of bitcoin.
○The regulatory environment relating to bitcoin and bitcoin futures – The regulation of bitcoin, digital assets and related products and services continues to evolve. The inconsistent and sometimes conflicting regulatory landscape may make it more difficult for bitcoin businesses to provide services, which may impede the growth of the bitcoin economy and have an adverse effect on consumer adoption of bitcoin. There is a possibility of future regulatory change altering, perhaps to a material extent, the ability to buy and sell bitcoin and bitcoin futures. Similarly, future regulatory changes could impact the ability of the Fund to achieve its investment objective or alter the nature of an investment in the Fund or the ability of the Fund to continue to operate as planned.
○Margin requirements, position limits, and accountability levels applicable to bitcoin futures contracts – Margin levels for bitcoin futures contracts are substantially higher than the margin requirements for more established futures contracts. Additionally, the FCMs utilized by the Fund may impose margin requirements in addition to those imposed by the exchanges. Margin requirements are subject to change, and may be raised in the future by the exchanges and the FCMs. High margin requirements could prevent the Fund from obtaining sufficient exposure to bitcoin futures and may adversely affect its ability to achieve its investment objective. Additionally, the CME has established position limits on the maximum number of contracts that may be held or controlled and accountability levels that if reached would allow the CME to exercise greater scrutiny and control over the Fund’s positions. These positions are aggregated across all investment products managed by the Advisor, which includes Bitcoin Strategy ProFund and ProShares Bitcoin Strategy ETF. Further, FCMs utilized by the Funds will generally impose limits on the amount of exposure to futures contracts the Fund can obtain through such FCMs. If the Fund cannot obtain sufficient exposure through its FCMs, the Fund may not be able to achieve its investment objective.
○Largely unregulated marketplace – Bitcoin, the Bitcoin Network and the bitcoin trading venues are relatively new and, in most cases, largely unregulated. As a result of this lack of regulation, individuals, or groups may engage in insider trading, fraud or market manipulation with respect to bitcoin. Such manipulation could cause investors in bitcoin to lose money, possibly the entire value of their investments. Over the past several years, a number of bitcoin trading venues have been closed due to fraud, failure or security breaches. The nature of the assets held at bitcoin trading venues make them appealing targets for hackers and a number of bitcoin trading

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venues have been victims of cybercrimes and other fraudulent activity. These activities have caused significant, in some cases total, losses for bitcoin investors. Investors in bitcoin may have little or no recourse should such theft, fraud or manipulation occur. There is no central registry showing which individuals or entities own bitcoin or the quantity of bitcoin that is owned by any particular person or entity. There are no regulations in place that would prevent a large holder of bitcoin or a group of holders from selling their bitcoins, which could depress the price of bitcoin, or otherwise attempting to manipulate the price of bitcoin or the Bitcoin Network. Events that reduce user confidence in bitcoin, the Bitcoin Network and the fairness of bitcoin trading venues could have a negative impact on the price of bitcoin and the value of an investment in the Fund.
○Cybersecurity – As a digital asset bitcoin is subject to the risk that malicious actors will exploit flaws in its code or structure that will allow them to, among other things, steal bitcoin held by others, control the blockchain, steal personally identifying information, or issue significant amounts of bitcoin in contravention of the Bitcoin Protocols. The occurrence of any of these events is likely to have a significant adverse impact on the price and liquidity of bitcoin and bitcoin futures contracts and therefore the value of an investment in the Fund. Additionally, the Bitcoin Network’s functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of the Bitcoin Network. Any technical disruptions or regulatory limitations that affect Internet access may have an adverse effect on the Bitcoin Network, the price of bitcoin and the value of an investment in the Fund.
○Declining mining compensation – Transactions in bitcoin are processed by miners which are primarily compensated in bitcoin based on a declining payment schedule and, in some instances, by voluntary fees paid by participants. If this compensation is not sufficient to incentivize miners to process transactions, the confirmation process for transactions may slow and the Bitcoin Network may become more vulnerable to malicious actors. These and similar events may have a significant adverse effect on the price and liquidity of bitcoin and the value of an investment in the Fund.
○Forks – The open source nature of the Bitcoin Protocol permits any developer to review the underlying code and suggest changes. If some users and miners adopt a change while others do not and that change is not compatible with the existing software, a fork occurs. Several forks have already occurred in the Bitcoin Network resulting in the creation of new, separate digital assets. Which fork will be considered to be bitcoin for purposes of the BRR is determined by CF Benchmarks. Forks and similar events could adversely effect the price and liquidity of bitcoin and the value of an investment in the Fund.
○Costs of rolling futures contracts – Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in contango, the Fund may sell the expiring bitcoin futures at a lower price and buy a longer-dated bitcoin futures at a higher price. When rolling futures contracts that are in backwardation, the Fund may sell the expiring bitcoin futures at a higher price and buy the longer-dated bitcoin futures at a lower price. The price difference between the expiring contract and longer-dated contract associated with rolling bitcoin futures is typically substantially higher than the price difference associated with rolling other futures contracts. Bitcoin futures have historically experienced extended periods of contango. Contango in the bitcoin futures market may have a significant adverse impact on the performance of the Fund and may cause bitcoin futures to underperform spot bitcoin. Both contango and backwardation may limit or prevent the Fund from achieving its investment objective. Additionally because of the frequency with which the Fund may roll futures contracts, the impact of contango or backwardation on Fund performance may be greater than it would have been if the Fund rolled futures contracts less frequently. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month futures contracts.
○Liquidity risk – The market for bitcoin futures contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. It is also possible that, if the Fund’s assets become significant relative to the overall market, the large size of its positions potentially could impact futures contracts prices and contribute to illiquidity. Limits imposed by counterparties, exchanges or other regulatory organizations, such as accountability levels, position limits and daily price fluctuation limits, may contribute to a lack of liquidity and have a negative impact on Fund performance. During periods of market illiquidity, including periods of market disruption and

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volatility, it may be difficult or impossible for a Fund to buy or sell futures at desired prices or at all.
○Bitcoin Tax risk – Tax treatment of bitcoin transactions is uncertain, but may require additional tax reporting that could discourage the use of bitcoin.
○Environmental risk – Bitcoin mining currently requires computing hardware that consumes large amounts of electricity. By way of electrical power generation, many bitcoin miners rely on fossil fuels to power their operations. Public perception of the impact of bitcoin mining on climate change may reduce demand for bitcoin and increase the likelihood of regulation that limits bitcoin mining or restricts energy usage by bitcoin miners. Such events could have a negative impact on the price of bitcoin, bitcoin futures, and the performance of the Fund.
•Risks Associated with the Use of Derivatives — The Fund will obtain exposure to bitcoin through derivatives (i.e., bitcoin futures contracts). Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. The risks of using derivatives include: 1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount the Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust the Fund’s position in a particular instrument when desired. Each of these factors may prevent the Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested.
•Borrowing Risk – The Fund may borrow for investment purposes using reverse repurchase agreements. Reverse repurchase agreements are financing arrangements that involve sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. Reverse repurchase agreements do not mitigate the Fund’s risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. The Fund may enter into both exchange traded and over-the-counter reverse repurchase agreements. The cost of borrowing may reduce the Fund’s return. Borrowing may cause a Fund to liquidate positions to under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund.
•Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders.
•Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments (including derivatives and repurchase agreements) entered into by the Fund. The Fund generally structures the agreements such that either party can terminate the contract without penalty prior to the termination date. If a counterparty terminates a contract, the Fund may not be able to invest in other derivatives to achieve the desired exposure, or achieving such exposure may be more expensive. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, a Fund typically enters into transactions with major financial institutions.
The Fund also seeks to mitigate risks by generally requiring that the counterparties agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Fund will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings.
The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the futures commission merchant (“FCM”) through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house

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would have on the financial system. Under current Commodity Futures Trading Commission (“CFTC”) regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM.
In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union or the United Kingdom (sometimes referred to as a “bail in”).
•Bitcoin-Related Company Risk — If the Fund is unable to obtain the desired exposure to bitcoin futures contracts because it is approaching or has exceeded position limits or because of liquidity or other constraints, the Fund may invest in equity securities of “bitcoin-related companies.” There can be no assurance that the returns of bitcoin-related companies will correspond, or be closely-related, to the performance of bitcoin or bitcoin futures. Bitcoin-related companies face rapid changes in technology, intense competition including the development and acceptance of competing platforms or technologies, loss or impairment of intellectual property rights, cyclical economic patterns, shifting consumer preferences, evolving industry standards, adverse effects of changes to a network’s or software’s protocols, a rapidly changing regulatory environment, and dependency on certain key personnel (including highly skilled financial services professionals and software engineers). Bitcoin-related companies may be susceptible to operational and information security risks including those associated with hardware or software failures, interruptions, or delays in service by third party vendors, and security breaches. Certain bitcoin-related companies may be subject to the risks associated with investing directly in digital assets, including cryptocurrencies and crypto tokens.
•Market Price Variance Risk — Individual shares of the Fund can be bought and sold in the secondary market at market prices rather than at NAV. There is no guarantee that an active secondary market will develop for shares of the Fund, which may also cause NAV and market price to vary significantly. The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings. Differences between secondary market prices and the value of the Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities or financial instruments held by the Fund at a particular time. In addition, there may be times when the market price and the NAV of the Fund’s shares vary significantly, such as during periods of market volatility, and a shareholder may trade shares at a premium or a discount to the Fund’s NAV and may receive less than the value of the Fund’s holdings when you sell those shares.
The Fund may have a limited number of financial institutions that may act as Authorized Participants or market markers. Only Authorized Participants who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and no other Authorized Participant is willing or able to create and redeem Fund shares, shares may trade at a discount to NAV (and may even face trading halts or delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in the shares. Further, while the creation/redemption feature

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is designed to make it likely that shares normally will trade at prices correlated to the price of the Fund’s portfolio holdings, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants or market participants, or during periods of significant market volatility, among other factors, may result in market prices that differ significantly from NAV. Investors purchasing and selling shares in the secondary market may not experience investment results based on the price of their shares in the secondary market. The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption or during after-hours trading, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the value of the Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. The Fund’s investment results are measured based upon the daily NAV of the Fund.
•Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. In particular, direct investments by the Fund in futures are not expected to produce qualifying income for purposes of the Fund’s qualification as a RIC. The Fund, however, expect to gain exposure to futures and generate qualifying income by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in such subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The Fund may, however, exceed this amount from time to time if the Advisor believes doing so is in the best interests of the Fund, provided, however, that the Fund intends to continue to comply with the asset diversification test applicable to RICs. If the Fund’s investments in the subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund may no longer be eligible to be treated as a RIC. The Advisor will carefully monitor the Fund’s investments in the subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the subsidiary at the end of each tax quarter. The Fund intends to invest in complex derivatives for which there is not clear guidance from the Internal Revenue Service (“IRS”) as to the calculation of such investments under the asset diversification test applicable to
RICs. There are no assurances that the IRS will agree with the Fund’s calculation under the asset diversification test which could cause the Fund to fail to qualify as a RIC.
If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.
Other Risks
In addition to the risks noted above, many other factors may also affect the value of an investment in the Fund, such as market conditions, interest rates and other economic, political or financial developments. The impact of these developments on the Fund will depend upon the types of investments in which the Fund invests, the Fund’s level of investment in particular issuers and other factors, including the financial condition, industry, economic sector and location of such issuers. The SAI contains additional information about the Fund, its investment strategies and related risks. The Fund may be subject to other risks in addition to those identified as principal risks.
•Natural Disaster/Epidemic Risk — Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited

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to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have a significant impact on the Fund’s performance, resulting in losses to your investment.
•Risk that Current Assumptions and Expectations Could Become Outdated as a Result of Global Economic Shock — The onset of the novel coronavirus (COVID-19) has caused significant shocks to global financial markets and economies, with many governments taking extreme actions to slow and contain the spread of COVID-19 (including any variants). These actions have had, and likely will continue to have, a severe economic impact on global economies as economic activity in some instances has essentially ceased. The global economic shocks being experienced as of the date hereof may cause the underlying assumptions and expectations of the Fund to quickly become outdated or inaccurate, resulting in significant losses.
Additionally, other public health issues, war, military conflicts, sanctions, acts of terrorism, sustained elevated inflation, supply chain issues or other events could have a significant negative impact on global financial markets and economies. Russia’s recent military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to the region or to adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas. How long such tensions and related events will last cannot be predicted. These tensions and any related events could have significant impact on the Fund performance and the value of an investment in the Fund.
•Risks of Government Regulation —The Financial Industry Regulatory Authority (“FINRA”) issued a notice on March 8, 2022 seeking comment on measures that could prevent or restrict investors from buying a broad range of public secu rities designated as “complex products”—which could include the leveraged and inverse funds offered by ProShare Advisors. The ultimate impact, if any, of these measures remains unclear. However, if regulations are adopted, they could, among other things, prevent or restrict investors’ ability to buy the funds.
•Cash and Cash Equivalents Risk — Cash and cash equivalents, including money market instruments, may be adversely affected by market and economic events. Adverse economic, political or other developments affecting issuers of money market instruments; or defaults by transaction counterparties may also have a negative impact on the performance of such instruments. Each of these could have a negative impact on the performance of the Fund.
•Cybersecurity Risk — With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing among other behaviors, stealing or corrupting data maintained online or digitally, and denial of service attacks on websites. Cybersecurity failures or breaches of the Fund’s third party service provider (including, but not limited to, index providers, the administrator and transfer agent) or the issuers of securities and/or financial instruments in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Fund or its service providers may have established business continuity plans and systems designed to guard against such cyber attacks or adverse effects of such attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different unknown threats may emerge in the future. Similar types of cybersecurity risks also are present for issuers of securities in which the Fund invests, which

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could result in material adverse consequences for such issuers, and may cause the Fund’s investments in such securities to lose value. In addition, cyber attacks involving a counterparty to the Fund could affect such a counterparty’s ability to meets it obligations to the Fund, which may result in losses to the Fund and its shareholders. ProShare Advisors and the Trust do not control the cybersecurity plans and systems put in place by third party service providers, and such third party service providers may have no or limited indemnification obligations to ProShare Advisors or the Fund.
•Operational Risk — The Fund, its service providers, Authorized Participants, and the relevant listing exchange are subject to operational risks arising from, among other things, human error, systems and technology errors and disruptions, failed or inadequate controls, and fraud. These errors may adversely affect the Fund’s operations, including its ability to execute its investment process, calculate or disseminate its NAV or intraday indicative optimized portfolio value in a timely manner, and process creations or redemptions. While the Fund seeks to minimize such events through controls and oversight, there may still be failures and the Fund may be unable to recover any damages associated with such failures. These failures may have a material adverse effect on the Fund’s returns.
•Trading Risks — The shares of the Fund are listed for trading on the listing exchange (i.e., NYSE Arca), may be listed or traded on U.S. and non-U.S. stock exchanges other than such exchange, and may trade on an electronic communications network. Nevertheless, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares of the Fund on an exchange may be halted due to market conditions or for reasons that, in the view of an exchange, make trading in shares inadvisable. In addition, trading in shares of the Fund on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules. There can be no assurance that the requirements of the exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the shares of the Fund will trade with any volume, or at all, on any stock exchange or other venue.
Precautionary Notes
A Precautionary Note to Retail Investors — The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee will be the registered owner of all outstanding shares of the Fund. Your ownership of shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the shares. PROSHARES TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of shares, and tax information. Your broker also will be responsible for furnishing certain cost basis information and ensuring that you receive shareholder reports and other communications from the Fund whose shares you own. Typically, you will receive other services (e.g., average cost information) only if your broker offers these services.
A Precautionary Note to Purchasers of Creation Units — You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund. Because new shares from the Fund may be issued on an ongoing basis, a “distribution” of that Fund’s shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.
The Trust reserves the absolute right to reject a purchase order. For example, the Trust may reject a purchase order if (a) the order is not in proper form; (b) the purchaser or group of purchasers, upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (c) acceptance of the purchase transaction order would have certain adverse tax consequences to the Fund; (d) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; (e) the acceptance of the purchase order transaction would otherwise, in the discretion of the Trust or ProShare Advisors, have an adverse effect on the Trust or the rights of beneficial owners; (f) the value of a Cash Purchase Amount exceeds a purchase authorization limit extended to an Authorized Participant by the Custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the Custodian prior to the relevant cut-off time for the Fund on the transmittal date; or (g) in the event that circumstances outside the control of the Trust, the Distributor and ProShare Advisors make it impractical to process purchase orders. The Trust will notify a prospective purchaser of its rejection of the order.

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A Precautionary Note to Investment Companies — For purposes of the Investment Company Act of 1940, the Fund is a registered investment company, and the acquisition of the Fund’s shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. The Trust and the Fund have obtained an exemptive order from the SEC allowing a registered investment company to invest in Fund shares beyond the limits of Section 12(d)(1) subject to certain conditions, however, the Fund has elected not to rely on the exemptive order or Rule 12d1-4 under the Investment Company Act of 1940.
A Precautionary Note Regarding Unusual Circumstances — ProShares Trust can, in its discretion, postpone payment of redemption proceeds for any period during which: (1) the Exchange is closed other than customary weekend and holiday closings; (2) trading on Exchange is restricted; (3) any emergency cir cumstances exist, as determined by the SEC; (4) the SEC by order permits for the protection of shareholders of the Fund; and (5) for up to 14 calendar days for any Fund holding non-U.S. investments during a period of an international local holiday, as further described in the SAI.
A Precautionary Note Regarding Regulatory Initiatives — There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement their investment strategies.
Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the SAI.

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Management of ProShares Trust

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Board of Trustees and Officers
The Board is responsible for the general supervision of the Fund. The officers of the Trust are responsible for the day-to-day operations of the Fund.
Investment Advisor
ProShare Advisors, located at 7272 Wisconsin Avenue, 21st Floor, Bethesda, Maryland 20814, serves as the investment adviser to the Fund and provides investment advice and management services to the Fund. ProShare Advisors oversees the investment and reinvestment of the assets in the Fund. Pursuant to an Investment Advisory and Management Agreement between ProShare Advisors and the Trust on behalf of the Fund, ProShare Advisors is responsible for substantially all expenses of the Fund (and substantially all expenses of any wholly owned subsidiary of the Fund, if any) except, without limitation, interest expenses (except that ProShare Advisors will pay net interest expenses incurred in connection with investments in reverse repurchase agreements), taxes, brokerage and certain other transaction costs (except that ProShare Advisors will pay any net account or similar fees charged by futures commission merchants), legal expenses, fees and expenses related to securities lending, compensation and expenses of the Independent Trustees, compensation and expenses of counsel to the Independent Trustees, compensation and expenses of the Trust’s chief compliance officer and his or her staff, future distribution fees or expenses, and extraordinary expenses. For its investment advisory and management services, the Fund pays ProShare Advisors a fee at an annualized rate of 0.95% of its average daily net assets.
A discussion regarding the basis for the Board approving the investment advisory agreement for the Fund is expected to be included in the Trust’s first report to shareholders that includes the Fund.
Portfolio Management
The following individuals have responsibility for the day-to-day management of the Fund as set forth in the Summary Prospectus relating to the Fund. The Portfolio Managers’ business experience for the past five years is listed below. Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and their ownership of other investment companies can be found in the SAI.
Alexander Ilyasov, ProShare Advisors: Senior Portfolio Manager since October 2013 and Portfolio Manager from November 2009 through September 2013. ProFund Advisors LLC: Senior Portfolio Manager since October 2013 and Portfolio Manager from November 2009 through September 2013. ProShare Capital Management LLC: Senior Portfolio Manager since August 2016.
George Banian, ProShare Advisors: Portfolio Manager since February 2022, Associate Portfolio Manager from August 2016 to February 2022, Senior Portfolio Analyst from December 2010 to August 2016, Portfolio Analyst from December 2007 to December 2010. ProFund Advisors: Portfolio Manager since February 2022, Associate Portfolio Manager from July 2021 to February 2022.
Other Service Providers
SEI Investments Distribution Co. (the “Distributor”), located at One Freedom Valley Drive, Oaks, PA 19456, acts as the distributor and principal underwriter in all fifty states and the District of Columbia. JPMorgan Chase Bank, N.A. (“JPMorgan”), located at One Beacon Street, 19th Floor, Boston, MA 02108, acts as the administrator to the Fund, providing operational and certain administrative services. In addition, JPMorgan acts as the Custodian and Index Receipt Agent. Citi Fund Services Ohio, Inc. (“Citi”), located at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, provides regulatory administration services to the Trust.
Additional Information
The Trust enters into contractual arrangements with various parties who provide services to the Fund including, ProShare Advisors, the Fund’s administrator and fund accounting agent, custodian, transfer agent, and distributor. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. None of this Prospectus, the SAI or any contract that is an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person than any rights conferred explicitly by federal or state securities laws that may not be waived.
A shareholder may bring derivative action on behalf of the Trust only if the shareholder or shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees may only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling a shareholder demand by virtue of the fact that such Trustee receives remuneration from their service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.

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Determination of NAV
The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by JPMorgan and is generally determined each business day as of the close of regular trading on the exchange on which the shares of the Fund are listed (typically calculated as of 4:00 p.m. Eastern Time).
Securities and other assets are generally valued at their market value using information provided by a pricing service or market quotations. Securities that are listed or traded on a stock exchange or the Nasdaq or National Market System are generally valued at the closing price, if available, on the exchange or market where the security is principally traded (including the Nasdaq Official Closing Price). Short-term securities are generally valued using market prices or at amortized cost. Routine valuation of certain derivatives is performed using procedures approved by the Board.
When a market price is not readily available, securities and other assets are valued at fair value in good faith under procedures established by, and under the general supervision and responsibility of, the Board. The use of a fair valuation method may be appropriate if, for example: (i) ProShare Advisors believes market quotations do not accurately reflect fair value of an investment; (ii) ProShare Advisors believes an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the valuation may be higher or lower than the securities might actually command if the Fund sold them. In those circumstances, certain derivatives linked to an index may be valued based on the performance of one or more U.S. ETFs or instruments that reflect the values of the securities in such index. See the Statement of Additional Information for more details.
To the extent the Fund’s portfolio investments trade in markets on days or at times when the Fund is not open for business or when the primary exchange for the shares is not open, the value of the Fund’s assets may vary, shareholders may not be able to purchase or sell Fund shares and Authorized Participants may not be able to create or redeem Creation Units. In addition, certain portfolio investments may not be traded on days or at times the Fund is open for business. In particular, calculation of the NAV of the Fund may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.
Exchanges are open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Fri day, Memorial Day (the last Monday in May), Juneteenth, Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. An Exchange may close early on the business day before each of these holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If the exchange or market on which the Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated.
Distributions
As a shareholder on the Fund record date, you will earn a share of the investment income and net realized capital gains, if any, derived from the Fund’s direct security holdings and derivative instruments. You will receive such earnings as either an income dividend or a capital gains distribution. The Fund intends to declare and distribute net investment income, if any, and net realized capital gains, if any, to its shareholders at least annually. Subject to Board approval, some or all of any net realized capital gains distribution may be declared payable in either additional shares of the distributing Fund or in cash.
Distributions may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code or for other reasons.
Dividend Reinvestment Services
As noted above under “Distributions”, the Fund may declare a distribution from net realized capital gains to be payable in additional shares or cash. Even if the Fund does not declare a distribution to be payable in shares, brokers may make available to their customers who own shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the same Fund. Without this service, investors would have to take their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, please consult your broker.
Frequent Purchases and Redemptions of Shares
The Board has not adopted a policy of monitoring for frequent purchases and redemptions of shares that appear to attempt to take advantage of potential arbitrage opportunities. The Board believes this is appropriate because ETFs, such as the Fund, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of shares remains at or close to NAV.
Taxes
The following is certain general information about taxation of the Fund:

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•The Fund intends to qualify for treatment as a “regulated investment company” (“RIC”) for U.S. federal income tax purposes. In order to so qualify, the Fund must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions.
•If the Fund qualifies for treatment as a regulated investment company, it is not subject to federal income tax on net investment income and net realized capital gains that the Fund timely distributes to its shareholders. If the Fund were to fail to so qualify, and were ineligible to or otherwise did not cure such failure, its taxable income and gains would be subject to tax at the Fund level, and distributions from earnings and profits would be taxable to shareholders as ordinary income.
•Investments by the Fund in futures are subject to numerous special and complex tax rules. These rules could affect the amount, timing or character of the distributions to shareholders by the Fund. In addition, because the application of these rules may be uncertain under current law, an adverse determination or future Internal Revenue Service guidance with respect to these rules may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid fund-level tax.
•Investments by the Fund in debt obligations issued or purchased at a discount and certain derivative instruments could cause the Fund to recognize taxable income in excess of the cash generated by such investments, potentially requiring the Fund to dispose of investments (including when otherwise disadvantageous to do so) in order to meet its distribution requirements, and such investments could affect the amount, timing or character of the income distributed to shareholders by the Fund. Investments by the Fund in shares of other investment companies could affect the amount, timing or character of the Fund’s distributions to shareholders relative to the Fund’s distributions had it invested directly in the securities held by the other investment companies.
•In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.
Taxable investors should be aware of the following basic tax points:
•Distributions are taxable to you for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.
•Distributions declared in October, November or December of one year payable to shareholders of record in such month and paid by the end of January of the following year are taxable for federal income tax purposes as if received on December 31 of the calendar year in which the distributions were declared.
•Any distributions from income or short-term capital gains that you receive generally are taxable to you as ordinary dividends for federal income tax purposes. Ordinary dividends you receive that the Fund reports as “qualified dividend income” may be taxed at the same rates as long-term capital gains, but will not be considered long-term capital gains for other federal income tax purposes, including the calculation of net capital losses.
•Any distributions of net long-term capital gains are taxable to you for federal income tax purposes as long-term capital gains includible in net capital gain and taxable to individuals at reduced rates, no matter how long you have owned your Fund shares.
•Distributions from net realized capital gains may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows.
•The Code generally imposes a 3.8% Medicare contribution tax on the “net investment income” of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of ordinary dividends and capital gain dividends, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.
•A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

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•Dividend and capital gain distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
•Dividends paid to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign person”) that the Fund properly reports as capital gain dividends, short-term capital gain dividends or interest -related dividends, each as further defined in the SAI, are not subject to withholding of U.S. federal income tax, provided that certain other requirements are met. The Fund (or intermediary, as applicable) is permitted, but is not required, to report any part of its dividends as are eligible for such treatment. The Fund’s dividends other than those the Fund properly reports as capital gain dividends, short-term capital gain dividends or interest-related dividends generally will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Special tax considerations may apply to foreign persons investing in the Fund. Please see the SAI for more information.
•The Fund’s income from or the proceeds of dispositions of its non-U.S. investments may be subject to withholding and other taxes imposed by foreign countries, which will reduce the Fund’s return on and taxable distributions in respect of its non-U.S. investments. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it has paid. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for these amounts on your federal U.S. income tax return, subject to certain limitations.
•By law, a percentage of your distributions and proceeds will generally be withheld if you have not provided a taxpayer identification number or social security number, have underreported dividend or interest income or have failed to certify to the Fund or its agent that you are not subject to this withholding.
In addition, taxable investors who purchase or redeem Creation Units should be aware of the following:
•A person who exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and any cash amount paid.
•A person who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and any cash received. However, all or a portion of any loss a person realizes upon an exchange of Creation Units for securities will be disallowed by the Internal Revenue Service if such person purchases other substantially identical shares of the Fund within 30 days before or after the exchange. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Note: This Prospectus provides general U.S. federal income tax information only. Your investment in the Fund may have other tax implications. If you are investing through a tax-deferred retirement account, such as an individual retirement account (IRA), special tax rules apply. Please consult your tax advisor for detailed information about the Fund’s tax consequences for you. See “Taxation” in the SAI for more information.
Premium/Discount Information
The Trust’s website (www.proshares.com) has information about the premiums and discounts for the Fund. Premiums or discounts are the differences between the NAV and market price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the NAV. A discount is the amount that the Fund is trading below the NAV.
Escheatment
Many states have unclaimed property rules that provide for transfer to the state (also known as “escheatment”) of unclaimed property under various circumstances. These circumstances include inactivity (e.g., no owner-intiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), or a combination of both inactivity and returned mail. Unclaimed or inactive accounts may be subject to escheatment laws, and the Fund and the Fund’s transfer agent will not be liable to shareholders and their representatives for good faith compliance with those laws.
Distribution (12b-1) Plan
Under a Rule 12b-1 Distribution Plan (the “Plan”) adopted by the Board, the Fund may pay the distributor and financial intermediaries, such as broker-dealers and investment advisors, up to 0.25% on an annualized basis of the average daily net assets of the Fund as reimbursement or compensation for distribution related activities with respect to the Fund. Because these fees would be paid out of the Fund’s assets on an on-going basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges. No payments have yet been authorized by the Board, nor are any such expected to be made by the Fund under the Plan during the current fiscal year.

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Financial Highlights
Because the Fund has only recently commenced investment operations, no financial highlights are available for the Fund at this time. In the future, financial highlights will be presented in this section of the Prospectus.

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Investment Company Act file number 811-21114
ProShares Trust
7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814
866.PRO.5125 866.776.5125
ProShares.com

You can find additional information about the Fund in its current SAI, dated October 18, 2021, as supplemented June 22, 2022, as may be amended from time to time has been filed electronically with the SEC and which is incorporated by reference into, and are legally a part of, this Prospectus. Copies of the SAI are available, free of charge, online at the Fund’s website (www.proshares.com). You may also request a free copy of the SAI or make inquiries to ProShares Trust by writing us at the address set forth above or calling us toll-free at the telephone number set forth above.
You can find other information about ProShares Trust on the SEC’s website (www.sec.gov) or you can get copies of this information after payment of a duplicating fee via email to publicinfo@sec.gov.
© 2022 ProShare Advisors LLC. All rights reserved.JUN22